SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 March 29, 2002

                         Date of earliest event reported


                              METHOD PRODUCTS CORP.
             (Exact name of registrant as specified in its charter)



       Florida                         000-31485              11-3456837
(State or other jurisdiction          (Commission            (IRS Employer
 or incorporation)                    File Number)          Identification No.)


               2101 NW 33rd Street, Suite 600A, Pompano Beach, FL
                 33069 (Address of principal executive offices,
                               including zip code)

                                 (954) 968-1913
               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

Item 1.           Change in Control of Registrant.
                  -------------------------------

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

                  Not Applicable

Item 3.           Bankruptcy or Receivership.
                  --------------------------

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant.
                  ---------------------------------------------

                  Not Applicable.

Item 5.           Other Events and Regulation FD Disclosure.
                  -----------------------------------------

         On March 29, 2002, Method Products Corp. (the "Company") entered into a stock purchase agreement with Howard Hellman and Dataquest Technologies, Inc., a Florida corporation ("DTI") pursuant to which the Company purchased all of DTI's issued and outstanding capital stock, all of which was owned by Mr. Hellman.

         Pursuant to the terms of the stock purchase agreement, the Company issued to Mr. Hellman 30,000 shares of the Company's restricted common stock in exchange for all of the issued and outstanding stock of DTI.

         As a result of the stock purchase agreement, the Company through DIT will become an authorized dealer of certain IBM data products, subject to IBM approval which is anticipated shortly. The Company plans to operate DTI as a wholly-owned subsidiary and continue and expand upon its business operations. Such transaction was negotiated in an arms-length transaction between with the consideration determined by the respective management of DTI, the Company and Hellman.

         The Company is of the view that such transaction does not constitute a significant acquisition as defined in paragraph 4 to Item 2. of Form 8-K.

Item 6.           Resignation of Registrant's Directors.
                  -------------------------------------

                  Not Applicable.

Item 7.           Financial Statement and Exhibits.
                  --------------------------------




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



                  (a)     Financial Statements

                   Not Applicable

                  (b)      Pro-Forma Financial Information

                      Not Applicable

                  (c) Exhibits. 10.19 Stock Purchase Agreement by and between the Registrant, Howard Hellman and Dataquest Technologies, Inc., dated March 29, 2002.

Item 8.           Change in Fiscal Year.
                  ---------------------

                  Not Applicable

Item 9.           Regulation FD Disclosure

                  See Item 5. and Item 7.(c) above.


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  METHOD PRODUCTS CORP.

                                  By: /s/Mark Antonucci
                                      -----------------------------------
                                       Mark Antonucci, Chief Executive Officer

DATED: May 31, 2002



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